Exhibit 10.1

STOCK PURCHASE AGREEMENT

BY AND AMONG

PHILIP LAGORI

AND

PARAGON FINANCIAL CORPORATION

with respect to the exchange of all of

the issued and outstanding capital stock of

PGNF HOMELENDING CORP.

June 4, 2004

STOCK PURCHASE AGREEMENT

STOCK PURCHASE AGREEMENT (the “AGREEMENT”), dated as of June 4, 2004, by and among PARAGON FINANCIAL CORPORATION, a Delaware corporation located at 5000 Sawgrass Village Circle, 3rd Floor, Ponte Vedra Beach, Florida 32082 (the “SELLER” or “PARAGON”), PGNF Home Lending Corp. (the “COMPANY”), an Illinois corporation, located at 801 North Cass Avenue, Suite 300, Westmont, Illinois 60559, and Philip Lagori, an individual residing in the State of Illinois (“LAGORI” or “LAGORI”).

W I T N E S S E T H:

Whereas, SELLER owns all of the outstanding shares of PGNF Home Lending Corp., (the “PGNF STOCK”); and

Whereas, LAGORI owns 52,329,735 shares of SELLER’s common stock and 1,800 shares of SELLER’s Series E Preferred Stock plus accrued dividends on the Series E Preferred Stock (collectively referred to as the “PARAGON STOCK”); and

Whereas, LAGORI has a background in mortgage lending and finance and is familiar with the operations, financial status, and personnel of the COMPANY; and

Whereas, SELLER has determined that it is not in its or its shareholders best interest to continue to own PGNF STOCK; and

Whereas, the COMPANY believes that it will be in its best interest to be acquired by LAGORI; and

Whereas, LAGORI desires to divest himself of his shares in PARAGON STOCK; and

Whereas, LAGORI desires to acquire all of the shares of PGNF STOCK; and

Whereas, SELLER desires to acquire all of LAGORI’s PARAGON STOCK; and

Whereas, SELLER desires to pay for its acquisition of LAGORI’s PARAGON STOCK with its PGNF STOCK;

Whereas, LAGORI desires to pay for his acquisition of PGNF STOCK with his PARAGON STOCK;

Whereas, without the objection of Paragon, LAGORI has taken control of COMPANY on a day to day operational basis effective June 4, 2004;

NOW, THEREFORE, in consideration of the premises and the respective mutual covenants, representations and warranties herein contained, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

In addition to terms defined elsewhere in this AGREEMENT, the following terms when used in this AGREEMENT shall have the meanings indicated below:

“Closing” shall have the meaning set forth in Section 6.1.

“Closing Date” shall mean the date that the Closing takes place.

“Related Party” shall mean

“Termination Date” shall have the meaning set forth in Section 6._.

ARTICLE II

EXCHANGE OF SECURITIES; CONSIDERATION

2.1 Exchange of Securities. Subject to the terms and conditions set forth herein, on the Closing Date, SELLER shall sell to LAGORI, and LAGORI shall purchase from SELLER title and interest in and to the PGNF STOCK which shall constitute one hundred percent (100%) of the issued and outstanding capital stock of the COMPANY. At the Closing, SELLER shall deliver to LAGORI all of the certificates representing the PGNF STOCK, together with stock powers separate from the certificates duly executed by the SELLER in blank and sufficient to convey to LAGORI good and marketable title to the PGNF STOCK free and clear of any and all claims, liens, charges, security interests, pledges or encumbrances of any nature whatsoever and together with all accrued benefits and rights attaching thereto.

2.2 Consideration. In consideration for the exchange of securities as set forth in Section 2.1, LAGORI shall deliver to SELLER certificates representing the PARAGON STOCK together with stock powers separate from the certificates duly executed by LAGORI in blank and sufficient to convey to SELLER good and marketable title to the PARAGON STOCK free and clear of any and all claims, liens, charges, security interests, pledges or encumbrances of any nature whatsoever and together with all accrued benefits and rights attaching thereto.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PARTIES

In order for each party to induce the other party to this AGREEMENT, both PARAGON and LAGORI represent and warrant to each other, with total liability of each party for the representation or warranty being limited to the amount of shares exchanged by the respective party, that:

3.1 At the Closing Date, each party shall have full and valid title to the shares to be delivered by it, and there will be no existing impediment to the sale and transfer of those shares to buyer. On delivery to the other party of the shares to be delivered under this AGREEMENT, the shares shall be free and clear of all liens, charges, and encumbrances, and shall be legally issued, fully paid, and non-assessable shares.

3.2 Each party has the full right, power, legal capacity, and authority to enter into this AGREEMENT and to sell and to deliver to each other the shares to be sold and delivered under this AGREEMENT.

3.3 PARAGON and COMPANY are corporations duly organized and validly existing and in good standing under the laws of Delaware and Illinois, respectively, and each has all of the corporate powers necessary to engage in the business in which it is presently engaged.

ARTICLE IV

Part A - CONTINUATION OF BUSINESS BY PGNF

During the period from the date of this AGREEMENT to the Closing Date, LAGORI and COMPANY shall continue to conduct its business and operations in the same manner as they have been conducted previously, and shall maintain its books of account in accordance with generally accepted accounting principles consistently applied and in a manner that fairly and accurately reflects its income, expenses, and liabilities. During that period, unless PARAGON shall have given its written consent, COMPANY will not, and LAGORI will not do any of the following:

A. Incur any obligation or liability, absolute or contingent, other than current liabilities incurred in the ordinary and usual course of business.

B. Incur any indebtedness for borrowed money, make any loans or advances to any individual, firm, or corporation, or assume, guarantee, endorse, or otherwise become responsible for the obligations of any other individual, firm, or corporation.

C. Declare or pay any dividends on its capital stock, or acquire for value any of its outstanding capital stock.

D. Subject any of its properties or assets to a mortgage, pledge, or lien, except encumbrances previously incurred in the ordinary and usual course of its business.

E. Sell or transfer any of its properties.

F. Make any investment of a capital nature.

G. Enter into any long term contracts or commitments.

H. Use any of its assets or properties, except for proper corporate purposes.

I. Modify, amend, cancel, or terminate any existing AGREEMENT, except in the ordinary and usual course of its business.

J. Issue, sell, or contract to sell any equity or debt securities.

Part B - CONTINUATION OF BUSINESS BY PARAGON

During the period from the date of this AGREEMENT to the Closing Date, SELLER shall continue to conduct its business and operations in the same manner as they have been conducted previously, and shall maintain its books of account in accordance with generally accepted accounting principles consistently applied and in a manner that fairly and accurately reflects its income, expenses, and liabilities. During that period, SELLER will not do any of the following:

A. Incur any obligation or liability, absolute or contingent, other than current liabilities incurred in the ordinary and usual course of business.

B. Incur any indebtedness for borrowed money, make any loans or advances to any individual, firm, or corporation, or assume, guarantee, endorse, or otherwise become responsible for the obligations of any other individual, firm, or corporation.

C. Declare or pay any dividends on its capital stock, or acquire for value any of its outstanding capital stock.

D. Subject any of its properties or assets to a mortgage, pledge, or lien, except encumbrances previously incurred in the ordinary and usual course of its business.

E. Sell or transfer any of its properties.

F. Make any investment of a capital nature.

G. Enter into any long term contracts or commitments.

H. Use any of its assets or properties, except for proper corporate purposes.

I. Modify, amend, cancel, or terminate any existing AGREEMENT, except in the ordinary and usual course of its business.

J. Issue, sell, or contract to sell any equity or debt securities.

ARTICLE V

ADDITIONAL AGREEMENTS

5.1 Survival of the Representations and Warranties. Except as set forth elsewhere in this AGREEMENT, the representations and warranties and covenants of the SELLERS, the COMPANY and the LAGORI contained in this AGREEMENT shall survive the Closing until the expiration of twenty-four months from the Closing Date.

5.2 Release from Public Shareholders. Based upon advice of council and its insurer, SELLER shall use its best efforts to obtain written consent to this AGREEMENT from SELLER’s stockholders releasing LAGORI and SELLER from liability for transactions under this AGREEMENT.

5.3 Regulatory Filings. SELLER will file the required Form 8-K with the Securities and Exchange Commission as well as income tax returns covering its period of ownership of COMPANY.

5.4 Warehouse Lenders & Purchasers of Mortgages. SELLER will not contact current warehouse line providers (“Lenders”) or current purchasers of mortgages (“Investors”) of COMPANY pertaining to COMPANY. Further, any attempts to contact SELLER by such Lenders or Investors will be referred back to the COMPANY.

5.5 Non-Disclosure. Excluding contacts with potential equity or debt investors of SELLER, LAGORI and their respective legal representatives, both parties shall maintain confidentiality covering this transaction. Further, neither LAGORI nor SELLER will disclose any information related to the other party obtained during its ownership of respective party’s shares to any party other than as required by law.

ARTICLE VI

CLOSING; DELIVERIES; CONDITIONS PRECEDENT

6.1 Closing; Effective Date. Subject to the terms and conditions set forth herein, the closing of the transactions contemplated by this AGREEMENT (the “Closing”) shall take place at the offices of Paragon Financial Corporation on June 30, 2004, or on such other date and at such other place as may be agreed to by the All proceedings to be taken and all documents to be executed at the Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed.

6.1(a) At Closing, the SELLER shall deliver the following documents to LAGORI:

A. the certificates representing the PGNF STOCK, together with stock powers duly executed in blank;

B. the written resignations of each of the directors and officers of the COMPANY, as may be requested by LAGORI, effective upon Closing;

C. the minute books of the COMPANY, including its corporate seals, unissued stock certificates, stock registers, Certificate of Incorporation, bylaws and corporate minutes approving the terms and conditions of this AGREEMENT, the documents to be executed in connection herewith and the transactions contemplated hereby certified by the Secretary of the COMPANY;

D. the certificate referred to in Section 6.2(d) .

6.1(b) At Closing, LAGORI shall deliver the following documents to SELLER:

A. the certificates representing the PARAGON STOCK, together with stock powers duly executed in blank;

B. the written resignation of LAGORI from SELLER’s Board of Directors;

C. the written resignation and release from LAGORI related to his employment contract with SELLER dated June 30, 2004, as amended verbally or in writing.

D. the written resignation and release from Philip LaGiglia related to his employment contract with SELLER dated June 30, 2004, as amended verbally or in writing.

E. the written release from LAGORI covering any accrued, but unpaid dividends related on SELLER’s Series E Preferred Stock.

6.2 Conditions Precedent to the Obligations of LAGORI. Each and every obligation of LAGORI to consummate the transactions described in this AGREEMENT and any and all liability of ALGORI to the Sellers shall be subject to the fulfillment on or before the Closing Date of the following conditions precedent:

(a) Representations and Warranties True. Each of the representations and warranties of the COMPANY and the SELLER contained herein or in any certificate or other document delivered pursuant to this AGREEMENT or in connection with the transactions contemplated hereby shall be true and correct as of the Closing Date with the same force and effect as though made on and as of such date.

(b) Performance. The SELLER shall have performed and complied with all of the agreements, covenants and obligations required under this AGREEMENT to be performed or complied with by them on or prior to the Closing Date.

(c) Sellers’ Certificate. The Sellers shall have delivered to LAGORI a certificate dated the Closing Date, certifying that the conditions specified in Sections 6.2(a) and 6.2(b) above have been fulfilled and as to such other matters as LAGORI may reasonably request.

(d) No Litigation. No litigation, arbitration or other legal or administrative proceeding shall have been commenced or be pending by or before any court, arbitration panel or governmental authority or official, and no statute, rule or regulation of any foreign or domestic, national or local government or agency thereof shall have been enacted after the date of this AGREEMENT, and no judicial or administrative decision shall have been rendered which enjoins or prohibits, or seeks to enjoin or prohibit, the consummation of all or any of the transactions contemplated by this AGREEMENT.

(e) Consents. LAGORI and SELLER shall have applied for all authorizations, consents, waivers and approvals as may be required to consummate the transactions contemplated by this AGREEMENT.

6.3 Conditions Precedent to the Obligations of SELLER. Each and every obligation of SELLER to consummate the transactions described in this AGREEMENT and any and all liability of SELLER to LAGORI shall be subject to the fulfillment on or before the Closing Date of the following conditions precedent:

(a) Representations and Warranties True. Each of the representations and warranties of LAGORI contained herein or in any certificate or other document delivered pursuant to this AGREEMENT or in connection with the transaction contemplated hereby shall be true and correct in all material respects as of the Closing Date with the same force and effect as though made on and as of such date.

(b) Performance. LAGORI shall have performed and complied in all respects with all of the agreements, covenants and obligations required under this AGREEMENT to be performed or complied with by it on or prior to the Closing Date.

(c) Officers’ Certificate. LAGORI shall have delivered to the Sellers, a certificate addressed to Sellers executed by LAGORI dated the Closing Date, certifying that the conditions specified in Sections 6.3(a) and (b) above have been fulfilled.

(d) No Litigation. No litigation, arbitration or other legal or administrative proceeding shall have been commenced or be pending by or before any court, arbitration panel or governmental authority or official, and no statute, rule or regulation of any foreign or domestic, national or local government or agency thereof shall have been enacted after the date of this AGREEMENT, and no judicial or administrative decision shall have been rendered which enjoins or prohibits, or seeks to enjoin or prohibit, the consummation of all or any of the transactions contemplated by this AGREEMENT.

(e) Consents. LAGORI and SELLER shall have obtained all authorizations, consents, waivers and approvals as may be required to consummate the transactions contemplated by this AGREEMENT including, but not limited to, the consents of any of the landlords to the Leased Property which is required in accordance with the terms of the Leases.

6.4 Best Efforts. Subject to the terms and conditions provided in this AGREEMENT, each of the parties shall use their respective best efforts in good faith to take or cause to be taken as promptly as practicable all reasonable actions that are within its power to cause to be fulfilled those of the conditions precedent to its obligations or the obligations of the other parties to consummate the transactions contemplated by this AGREEMENT that are dependent upon its actions, including obtaining all necessary consents, authorizations, orders, approvals and waivers.

6.5 Termination. This AGREEMENT and the transaction contemplated hereby may be terminated (i) at any time by the mutual consent of the parties hereto; (ii) by Sellers, jointly, or by LAGORI, if the Closing has not occurred on or prior to June 30, 2004 (such date of termination being referred to herein as the “Termination Date”), provided the failure of the Closing to occur by such date is not the result of the failure of the party seeking to terminate this AGREEMENT to perform or fulfill any of its obligations hereunder; (iii) by LAGORI at any time at or prior to Closing in its sole discretion if (1) any of the representations or warranties of the Sellers in this AGREEMENT are not true, accurate and complete or if the Sellers breach any covenant contained in this AGREEMENT or (2) any of the conditions precedent to Sellers’ obligations to conduct the Closing have not been satisfied by the date required thereof; (iv) by Sellers at any time at or prior to Closing in their sole discretion if (1) any of the representations or warranties of the LAGORI in this AGREEMENT are not true, accurate and complete or if the LAGORI breaches any covenant contained in this AGREEMENT or (2) any of the conditions precedent to LAGORI’s obligations to conduct the Closing have not been satisfied by the date required thereof. If this AGREEMENT is terminated pursuant to this Section 6.5, written notice thereof shall promptly be given by the party electing such termination to the other party and, subject to the expiration of the cure periods provided in clauses (iii) and (iv) above, if any, this AGREEMENT shall terminate without further actions by the parties and no party shall have any further obligations under this AGREEMENT. Notwithstanding the preceding sentence, the respective obligations of the parties under Sections 7.3, 7.5, 8.9 and 8.16 shall survive the termination of this AGREEMENT.

ARTICLE VII

COVENANTS

7.1 Interim Operations

A. PGNF

During the period from the date of this AGREEMENT to the Closing Date, except with SELLER’s prior specific written consent or as expressly contemplated by this AGREEMENT, LAGORI shall cause the COMPANY to operate its business only in the ordinary and usual course consistent with past practices and to preserve intact its business organization and good will in all material respects. Additionally, during the period from the date of this AGREEMENT to the Closing Date, LAGORI shall cause the COMPANY not to do any of the following (unless otherwise expressly contemplated by this AGREEMENT or permitted in writing by SELLER):

(i)	amend its Certificate of Incorporation or By-Laws;

(ii)	issue, sell or authorize for issuance or sale, shares of any class of its securities (including, but not limited to, by way of stock split or dividend) or any subscriptions, options, warrants, rights or convertible securities, or enter into any agreements or commitments of any character obligating it to issue or sell any such securities;

(iii)	redeem, purchase or otherwise acquire, directly or indirectly, any shares of its capital stock or any option, warrant or other right to purchase or acquire any such shares;

(iv)	declare or pay any dividend or other distribution (whether in cash, stock or other property) with respect to its capital stock;

(v)	voluntarily sell, transfer, surrender, abandon or dispose of any of its assets or property rights (tangible or intangible), other than in the ordinary course of business consistent with past practices;

(vi)	grant or make any mortgage or pledge or subject itself or any of its properties or assets to any lien, charge or encumbrance of any kind, except liens for taxes not currently due;

(vii)	create, incur or assume any liability or indebtedness, except trade indebtedness in the ordinary course of business consistent with past practices;

(viii)	make or commit to make any capital expenditures exceeding in the aggregate Ten Thousand Dollars ($10,000.00);

(ix)	become subject to any Guaranty;

(x)	apply any of its assets to the direct or indirect payment, discharge, satisfaction or reduction of any amount payable directly or indirectly to or for the benefit of LAGORI or any Affiliate of the LAGORI or any Related Party or to the prepayment of any such amounts, other than payment of salary in the ordinary course consistent with past practice, compensation benefits, and expenses payable in the ordinary course of business to COMPANY;

(xi)	grant any increase in the compensation payable or to become payable to directors, officers or employees (including, without limitation, any such increase pursuant to any bonus, pension, profit-sharing or other plan or commitment);

(xii)	except as listed on Schedule 7.1, enter into any AGREEMENT which would be a Material AGREEMENT, or amend or terminate any existing Material AGREEMENT, which is outside the ordinary course of business consistent with past practices. With respect to the foregoing, LAGORI shall provide SELLER with a complete list of any such Material AGREEMENT not entered into in the ordinary course of business between the date hereof and the Closing Date;

(xiii)	alter the manner of keeping its books, accounts or records, or change in any manner the accounting practices therein reflected;

(xiv)	except as set forth on Schedule 7.1, enter into any commitment or transaction other than in the ordinary course of business consistent with past practices;

(xv)	do any act, or omit to do any act, or permit to the extent within the COMPANY’s or the LAGORI’S control, any act or omission to act which would cause a violation or breach of any of the representations, warranties or covenants of the COMPANY or LAGORI set forth in this AGREEMENT;

(xvi)	take any action which has or could have a Material Adverse Effect on the COMPANY, or customer or supplier relations; or

(xvii)	agree, whether in writing or otherwise, to do any of the foregoing.

(B) PARAGON

During the period from the date of this AGREEMENT to the Closing Date, except with PGNF’s and LAGORI’s prior specific written consent or as expressly contemplated by this AGREEMENT, PARAGON shall operate its business only in the ordinary and usual course consistent with past practices and to preserve intact its business organization and good will in all material respects. Additionally, during the period from the date of this AGREEMENT to the Closing Date, PARAGON shall not to do any of the following (unless otherwise expressly contemplated by this AGREEMENT or permitted in writing by PGNF and LAGORI):

(i)	amend its Certificate of Incorporation or By-Laws;

(ii)	issue, sell or authorize for issuance or sale, shares of any class of its securities (including, but not limited to, by way of stock split or dividend) or any subscriptions, options, warrants, rights or convertible securities, or enter into any agreements or commitments of any character obligating it to issue or sell any such securities;

(iii)	redeem, purchase or otherwise acquire, directly or indirectly, any shares of its capital stock or any option, warrant or other right to purchase or acquire any such shares;

(iv)	declare or pay any dividend or other distribution (whether in cash, stock or other property) with respect to its capital stock;

(v)	voluntarily sell, transfer, surrender, abandon or dispose of any of its assets or property rights (tangible or intangible), other than in the ordinary course of business consistent with past practices;

(vi)	grant or make any mortgage or pledge or subject itself or any of its properties or assets to any lien, charge or encumbrance of any kind, except liens for taxes not currently due;

(vii)	create, incur or assume any liability or indebtedness, except trade indebtedness in the ordinary course of business consistent with past practices;

(ix)	make or commit to make any capital expenditures exceeding in the aggregate Ten Thousand Dollars ($10,000.00);

(x)	become subject to any Guaranty;

(xi)	apply any of its assets to the direct or indirect payment, discharge, satisfaction or reduction of any amount payable directly or indirectly to or for the benefit of LAGORI or any Affiliate of the LAGORI or any Related Party or to the prepayment of any such amounts, other than payment of salary in the ordinary course consistent with past practice, compensation benefits, and expenses payable in the ordinary course of business to COMPANY;

(xii)	grant any increase in the compensation payable or to become payable to directors, officers or employees (including, without limitation, any such increase pursuant to any bonus, pension, profit-sharing or other plan or commitment);

(xviii)	except as listed on Schedule 7.1, enter into any AGREEMENT which would be a Material AGREEMENT, or amend or terminate any existing Material AGREEMENT, which is outside the ordinary course of business consistent with past practices. With respect to the foregoing, LAGORI shall provide SELLER with a complete list of any such Material AGREEMENT not entered into in the ordinary course of business between the date hereof and the Closing Date;

(xv)	alter the manner of keeping its books, accounts or records, or change in any manner the accounting practices therein reflected;

(xvi)	except as set forth on Schedule 7.1, enter into any commitment or transaction other than in the ordinary course of business consistent with past practices;

(xvi)	do any act, or omit to do any act, or permit to the extent within the COMPANY’s or the LAGORI’S control, any act or omission to act which would cause a violation or breach of any of the representations, warranties or covenants of the COMPANY or LAGORI set forth in this AGREEMENT;

(xvii)	take any action which has or could have a Material Adverse Effect on the COMPANY, or customer or supplier relations; or agree, whether in writing or otherwise, to do any of the foregoing.

7.4 Notification. Each party to this AGREEMENT shall promptly notify the other party in writing of the occurrence, or pending or threatened occurrence, of any event that would constitute a breach or violation of this AGREEMENT by any party or that would cause any representation or warranty made by the notifying party in this AGREEMENT to be false or misleading in any respect (including without limitation, any event or circumstance which would have been required to be disclosed on any schedule to this AGREEMENT had such event or circumstance occurred or existed on or prior to the date of this AGREEMENT). Any such notification shall not limit or alter any of the representations, warranties or covenants of the parties set forth in this AGREEMENT nor any rights or remedies a party may have with respect to a breach of any representation, warranty or covenant.

7.5 Continued Effectiveness of Representations and Warranties. From the date hereof through the Closing Date, LAGORI shall conduct the business of the COMPANY in such a manner so that the representations and warranties contained in Article IV shall continue to be true and correct on and as of the Closing Date as if made on and as of the Closing Date, and SELLER shall promptly be given notice of any event, condition or circumstance occurring from the date hereof through the Closing Date which would constitute a violation or breach of this AGREEMENT.

ARTICLE VIII

MISCELLANEOUS

8.1 Notices. Any notice, demand, claim or other communication under this AGREEMENT shall be in writing and shall be deemed to have been given upon the delivery, mailing or transmission thereof, as the case may be, if delivered personally or sent by certified mail, return receipt requested, postage prepaid, or sent by facsimile or prepaid overnight courier to the parties at the addresses set forth below their names on the signature pages of this AGREEMENT (or at such other addresses as shall be specified by the parties by like notice). A copy of any notices delivered to SELLER shall also be sent to (i) Paragon Financial Corporation, 5000 Sawgrass Village Circle, 3rd Floor, Ponte Vedra Beach, FL 32082, Attention: Scott L. Vining, Fax No. (904) 285-2575. A copy of any notices delivered to the LAGORI shall also be sent to Philip Lagori., 801 North Cass Avenue, Suite 300, Westmont, IL 60559, Fax No. (630) 323-7089.

8.2 Entire AGREEMENT. This AGREEMENT contains every obligation and understanding between the parties relating to the subject matter hereof and merges all prior discussions, negotiations and agreements, if any, between them, and none of the parties shall be bound by any conditions, definitions, understandings, warranties or representations other than as expressly provided or referred to herein.

8.3 Binding Effect. This AGREEMENT shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, personal representatives, legal representatives, and permitted assigns.

8.4 Knowledge of the Parties. Where any representation or warranty contained in this AGREEMENT is expressly qualified by reference to the best knowledge or to the knowledge of any of the parties hereto, each of the parties hereto acknowledges and confirms that it has made due and diligent inquiry as to the matters that are the subject of such representations and warranties.

8.5 Assignment. This AGREEMENT may not be assigned by any party without the written consent of the other party, provided that, LAGORI may assign this AGREEMENT to a corporation, LLC or partnership of which LAGORI maintains majority control.

8.6 Waiver and Amendment. Any representation, warranty, covenant, term or condition of this AGREEMENT which may legally be waived, may be waived, or the time of performance thereof extended, at any time by the party hereto entitled to the benefit thereof, and any term, condition or covenant hereof (including, without limitation, the period during which any condition is to be satisfied or any obligation performed) may be amended by the parties thereto at any time. Any such waiver, extension or amendment shall be evidenced by an instrument in writing executed on behalf of the appropriate party by its President or any Vice President or other person, who has been authorized by its Board of Directors to execute waivers, extensions or amendments on its behalf. No waiver by any party hereto, whether express or implied, of its rights under any provision of this AGREEMENT shall constitute a waiver of such party’s rights under such provisions at any other time or a waiver of such party’s rights under any other provision of this AGREEMENT. No failure by any party thereof to take any action against any breach of this AGREEMENT or default by another party shall constitute a waiver of the former party’s right to enforce any provision of this AGREEMENT or to take action against such breach or default or any subsequent breach or default by such other party.

8.7 No Third Party Beneficiary. Except for the provisions of Section 5.4, nothing expressed or implied in this AGREEMENT is intended, or shall be construed, to confer upon or give any Person other than the parties hereto and their respective heirs, personal representatives, legal representatives, successors and permitted assigns, any rights or remedies under or by reason of this AGREEMENT.

8.8 Severability. In the event that any one or more of the provisions contained in this AGREEMENT shall be declared invalid, void or unenforceable, the remainder of the provisions of this AGREEMENT shall remain in full force and effect, and such invalid, void or unenforceable provision shall be interpreted as closely as possible to the manner in which it was written.

8.9 Expenses. Each party agrees to pay, without right of reimbursement from the other party, the costs incurred by it incident to the performance of its obligations under this AGREEMENT and the consummation of the transactions contemplated hereby, including, without limitation, costs incident to the preparation of this AGREEMENT, and the fees and disbursements of counsel, accountants and consultants employed by such party in connection herewith. No expenses of the Sellers relating to the transactions contemplated hereby shall be paid by the Company, but all such fees shall be paid directly by the Sellers.

8.10 Headings. The section and other headings contained in this AGREEMENT are for reference purposes only and shall not affect the meaning or interpretation of any provisions of this AGREEMENT.

8.11 Counterparts. This AGREEMENT may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

8.12 Time of the Essence. Wherever time is specified for the doing or performance of any act or the payment of any funds, time shall be considered of the essence.

8.13 Injunctive Relief. It is possible that remedies at law may be inadequate and, therefore, the parties hereto shall be entitled to equitable relief including, without limitation, injunctive relief, specific performance or other equitable remedies in addition to all other remedies provided hereunder or available to the parties hereto at law or in equity.

8.14 Remedies Cumulative. No remedy made available by any of the provisions of this AGREEMENT is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity.

8.15 Governing Law. This AGREEMENT has been entered into and shall be construed and enforced in accordance with the laws of the State of Florida without reference to the choice of law principles thereof.

8.16 Jurisdiction and Venue. This AGREEMENT shall be subject to the exclusive jurisdiction of the courts of St. Johns County, Florida. The parties to this AGREEMENT agree that any breach of any term or condition of this AGREEMENT shall be deemed to be a breach occurring in the State of Florida by virtue of a failure to perform an act required to be performed in the State of Florida and irrevocably and expressly agree to submit to the jurisdiction of the courts of the State of Florida for the purpose of resolving any disputes among the parties relating to this AGREEMENT or the transactions contemplated hereby. The parties irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this AGREEMENT, or any judgment entered by any court in respect hereof brought in St. Johns County, Florida, and further irrevocably waive any claim that any suit, action or proceeding brought in St. Johns County, Florida has been brought in an inconvenient forum.

8.17 Participation of Parties. The parties hereto acknowledge that this AGREEMENT and all matters contemplated herein, have been negotiated among all parties hereto and their respective legal counsel and that all such parties have participated in the drafting and preparation of this AGREEMENT from the commencement of negotiations at all times through the execution hereof.

8.18 Further Assurances. The parties hereto shall deliver any and all other instruments or documents required to be delivered pursuant to, or necessary or proper in order to give effect to, all of the terms and provisions of this AGREEMENT including, without limitation, all necessary stock powers and such other instruments of transfer as may be necessary or desirable to transfer ownership of the Securities.

8.19 Publicity. No public announcement or other publicity concerning this AGREEMENT or the transactions contemplated hereby shall be made without the giving of prior written notice to LAGORI as to form, content, timing and manner of distribution. Nothing contained herein shall prevent any party from making any public announcement or filing required by federal or state securities laws or stock exchange rules.

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IN WITNESS WHEREOF, the parties hereto have each executed and delivered this AGREEMENT as of the day and year first above written.

PHILIP LAGORI

By:	/s/ Philip Lagori
Name:	Philip Lagori
Address:	801 North Cass Avenue
Suite 300
Westmont, Illinois 60559
Facsimile:	630-323-7089

SELLERS:

PARAGON FINANCIAL CORPORATION

By:	/s/ Paul K. Danner
Name:	Paul K. Danner
Title:	Director
Address:	5000 Sawgrass Village Cir. Ponte Vedra Beach, FL 32082 Suite 32
Facsimile:	(904) 285-2575